MORGAN KEEGAN SELECT FUND, INC.
                      MORGAN KEEGAN INTERMEDIATE BOND FUND
                       MORGAN KEEGAN HIGH INCOME BOND FUND

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 2000

      On March 30, 2001, Regions Financial Corporation ("Regions") acquired Morgan Keegan, Inc. ("Morgan Keegan"). As a result of the transaction, Morgan Keegan became a wholly owned subsidiary of Regions. Morgan Asset Management, Inc. ("Morgan Asset Management"), the investment adviser to the Morgan Keegan Intermediate Bond Fund and the Morgan Keegan High Income Fund (collectively, "Funds"), remains a wholly owned subsidiary of Morgan Keegan. Morgan Asset
Management continues to serve as investment adviser to the Funds under an interim advisory agreement that has been put in place by the Funds' Board of Directors ("Board") for a period up to the time of shareholder approval of new advisory agreements or 150 days after the change of control, whichever occurs first. The interim advisory agreement is substantially identical to the Funds' former advisory agreement and the advisory fee rates the Funds pay Morgan Asset Management are the same.

      The last two sentences in "Funds' Management and Investment Adviser" on page 14 of the prospectus is deleted and replaced with the following:

      Founded in 1986, the Adviser is a wholly owned subsidiary of Morgan Keegan, Inc., a wholly owned subsidiary of Regions Financial Corporation. The Adviser has, as of March 31, 2001, more than $392 million in total assets under management.

      The first two sentences in "Funds' Distributor" on page 14 of the prospectus is deleted and replaced with the following:

      Morgan Keegan & Company, Inc. acts as the distributor of the funds' shares. It is a wholly owned subsidiary of Morgan Keegan, Inc, which is wholly owned by Regions Financial Corporation.

      Effective March 30, 2001, William F. Hughes, Jr. resigned from the Board. Therefore, references to Mr. Hughes as a director in the "Directors and Officers" section of the Funds' Statement of Additional Information are hereby deleted.





                                                                   April 3, 2001